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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           --------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): December 21, 2006

                           --------------------------

                      INTEGRATED HEALTHCARE HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                           --------------------------

           NEVADA                    0-23511                87-0412182
(State or Other Jurisdiction of    (Commission           (I.R.S. Employer
Incorporation or Organization)     File Number)         Identification No.)

                            1301 NORTH TUSTIN AVENUE
                           SANTA ANA, CALIFORNIA 92705
               (Address of Principal Executive Offices) (Zip Code)

                                 (714) 953-3503
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)

                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year.

(b) On December 21, 2006, the Board of Directors of Integrated Healthcare Holdings, Inc. (the "Company") approved a change in the Company's fiscal year end from December 31 in each year to March 31 in each year. This change in fiscal year is effective for the period ended March 31, 2006.

The new fiscal year will begin on April 1 and end on March 31 of each year, effective March 31, 2006.




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                                   SIGNATURES
                                   -----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTEGRATED HEALTHCARE HOLDINGS, INC.


Date: December 21, 2006                  By: /s/ Steven R. Blake
                                            ------------------------------------
                                            Steven R. Blake
                                            Chief Financial Officer